EXHIBIT 10.4
AMENDMENT TO LOAN AGREEMENT

This Amendment (the "Amendment") is entered into this ____ day of April, 2007, by and between DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation (the "Borrower") and FIFTH THIRD BANK, a Michigan banking corporation (the "Bank"), and amends and modifies that certain Revolving Credit Loan and Security Agreement dated April 12, 2006 (the "Loan Agreement") as follows:

1. Terms. All of the capitalized terms in this Amendment shall have the meanings as defined in the Loan Agreement.

2. Loan Renewal. The Bank has renewed the Loan in the amount of $2,500,000.00 (the "Renewal Loan") as evidenced by a Renewal Revolving Credit Note dated effective April 12, 2007 (the "Renewal Note").

3. Loan. The term "Loan" under the Loan Agreement is hereby modified to include the Renewal Loan.

4. Note. The term "Note" under the Loan Agreement is hereby modified to reference the Renewal Note.

5. Guarantors. Cytation Corp. has been merged into Deer Valley Corporation ("DVC") and it is a condition to the Bank granting this renewal that DVC execute a new restated Continuing Guaranty for the Loan.

6. Financial Convenants. [need to insert revised ratio for 6.10(b)].

7. Cash Collateralization. Section 9.5 of the Loan Agreement is hereby deleted in its entirety.

8. Other Terms. Except as specifically modified and amended by the terms set forth in this Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

Entered into as of the day and year first above written.

BORROWER:

WITNESSES:	DEER VALLEY HOMEBUILDERS, INC.,
an Alabama corporation

_____________________________	By:___________________________________
Signature of Witness	Joel Logan, as its President
_____________________________
Print or type Name of Witness
_____________________________	(CORPORATE SEAL)
Signature of Witness
_____________________________
Print or type Name of Witness
BANK:

FIFTH THIRD BANK,
a Michigan banking corporation

_____________________________	By:___________________________________
Signature of Witness	Chad Loar, as its Vice President
_____________________________
Print or type Name of Witness
_____________________________	(CORPORATE SEAL)
Signature of Witness
_____________________________
Print or type Name of Witness